                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 7, 2001

                                 METRICOM, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                                      0-19903                                77-0294597
(State or other jurisdiction                  (Commission File Number)                      (IRS Employer
    of incorporation)                                                                     Identification No.)

                             333 WEST JULIAN STREET
                           SAN JOSE, CALIFORNIA 95110
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (408) 282-3000

ITEM 5.           OTHER EVENTS.

         On September 7, 2001, Metricom, Inc. announced that it had been notified by Nasdaq that its securities would be delisted from The Nasdaq Stock Market as of the opening of business on Monday, September 10, 2001. A copy of the press release announcing the delisting is attached hereto as Exhibit 99.1.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


             (C)      Exhibits.

                             EXHIBIT NO.     DESCRIPTION

                             99.1 Press Release of Metricom, Inc., dated as of September 7, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              METRICOM, INC.


Date:  September 10, 2001                        By:/s/ Dale W. Marquart
                                                 ----------------------------
                                                 Dale W. Marquart
                                                 Senior Vice President and
                                                 General Counsel


                                       3